

PLUMAS BANCORP

ACQUISITION OF FEATHER RIVER BANCORP, INC.

MARCH 11, 2021

PLUMAS BANCORP

Forward Looking Statements Disclaimer

Additional Information About the Proposed Transaction and Where to Find It

This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.

Investors and security holders are urged to carefully review and consider each of Plumas's public filings with the SEC, including but not limited to its Annual Reports on Form 10-K, its Proxy Statements, Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. The documents filed by Plumas with the SEC may be obtained free of charge at Plumas's website at www.plumasbank.com or at the SEC's website at www.sec.gov. These documents may also be obtained free of charge from Plumas by requesting them in writing to Plumas Bancorp, 5050 Meadowood Mall Circle, Reno Nevada 89502; Attention: Shareholder Relations, or by telephone at (775) 786-0907.

Plumas intends to file a registration statement on Form S-4 with the SEC which will include a proxy statement /prospectus which will be distributed to the shareholders of Feather River in connection with their vote on the Transaction. Before making any voting or investment decision, investors and security holders of Feather River are urged to carefully read the entire proxy statement/prospectus, when it becomes available, as well as any amendments or supplements, because it will contain important information about the proposed Transaction. Investors and security holders will be able to obtain the proxy statement/prospectus free of charge from the SEC's website or from Plumas by writing to the address provided in the preceding paragraph.

The directors, executive officers and certain other members of management and employees at Feather River may be deemed participants in the solicitation of proxies in favor of the Transaction. Information about the directors and executive officers of Feather River will be included in the proxy statement/prospectus regarding the proposed transaction.

Forward-Looking Statements

This presentation contains certain forward-looking information about Plumas, Feather River, and the combined company after the close of the merger and is intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. Such statements involve inherent risks, uncertainties, and contingencies, many of which are difficult to predict and are generally beyond the control of Plumas, Feather River and the combined company. Plumas and Feather River caution readers that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. In addition to factors previously disclosed in reports filed by Plumas with the SEC, risks and uncertainties for each institution and the combined institution include, but are not limited to the ability to complete the Transaction; government approvals may not be obtained or adverse regulatory conditions may be imposed in connection with governmental approvals of the Transaction; approval by the shareholders of Feather River may not be obtained; the successful integration of Feather River, or achieving expected beneficial synergies and/or operating efficiencies, in each case might not be obtained within expected time-frames or at all; the possibility that personnel changes/retention will not proceed as planned; and other risk factors described in documents filed by Plumas with the SEC. All forward-looking statements included in this presentation are based on information available at the time of the communication. Pro forma, projected and estimated numbers are used for illustrative purposes only and are not forecasts, and actual results may differ materially. We are under no obligation to (and expressly disclaim any such obligation to) update or alter our forward-looking statements, whether as a result of new information, future events or otherwise except as required by law.

PLUMAS BANCORP

Transaction Highlights

Attractive Strategic Rationale	Market expansion opportunity into attractive Northern California markets Strong cultural fit with well trained and talented staff Low-risk, in-state near-market transaction limits integration complexity
Strong Growth Opportunities	Enhances scale with logical geographic expansion Established track record of excellent credit quality on both sides Further diversifies loan portfolio
Favorable Financial Metrics	Immediately accretive to EPS Modest tangible book value earn-back Attractive IRR


BANK OF FEATHER RIVER

Feather River Bancorp, Inc.

Headquarters:	Yuba City, CA
Total Assets:	$182 million
Total Equity:	$17.4 million
NPAs/Assets:	0.00%
ROAA:	1.21%
Efficiency Ratio:	58.2%
NIM:	4.26%


Klamath National Forest
Tennant
Lake City
Etna
Mount Shasta
Adin
Cecilville
Creek
Burney
Lassen National Forest
Old Station
Trinity National Forest
Weaverville
Hayfork
Redding
Gerlach
Lassen Volcanic N.P.
Sierra Army Depot
Red Bluff
Plumas National Forest
Pyramid Lake I.R.
Corning
Covelo
Orland
Chico
Mendocino National Forest
Downieville
Fernley
Willows
Oroville
Silver Springs
Willits
Live Oak
Grass Valley
Colusa
Ukiah
Nice
Yuba City
Carson City
Foresthill
Clearlake
Yerington
South Lake Tahoe
Auburn
Cloverdale
Eldorado National Forest
Roseville
Placerville
PLBC
Feather River

Note: Metrics shown for the year ended December 31, 2020
Source: S&P Global Market Intelligence

PLUMAS BANCORP

Transaction Summary

Consideration:

- Approximately $21.3 million deal value, or $17.42 per share(1)
- 75% Stock | 25% Cash
- 598,129 PLBC common shares and $4.7 million in cash

Pricing Multiples:

- Price / Tangible book value per share: 1.22x
- Price / LTM EPS: 10.2x

Pro Forma Ownership:

- 90% PLBC | 10% Feather River

Timing & Approvals:

- Customary regulatory approvals and closing conditions
- Targeted closing in the second half of 2021

(1) Based on the PLBC 10-day VWAP of $27.67 as of March 9, 2021

PLUMAS BANCORP

Merger Assumptions & Impact

Key Merger Assumptions:

- Estimated cost savings: 30%, with 65% realized in 2021 and 100% thereafter
- Core deposit intangible: 0.50% of non-time deposits
- Gross loan mark: 1.50%
- Pre-tax merger related expenses: $4.7 million

Financial Impact:

- TBV Earn-back: less than two years
- EPS Accretion: 8.1% in 2022 (first full year)
- Pro forma TCE/TA: ~8.7%
- Internal rate of return: >30%

PLUMAS BANCORP

Comprehensive Due Diligence Process

- 3rd party credit review, in addition to internal review
- Comprehensive process including business, operational, credit, financial, legal, HR and regulatory
- Extensive diligence and discussion period
- Detailed review of cost structure, interest rate risk, and growth strategy
- Human capital assessment and planning
- Identification of potential revenue synergies
- Thorough review of all regulatory, compliance, legal and operational risk

PLUMAS BANCORP

Pro Forma Loan Composition



1-4 Family 1.6%
CRE & Multifamily 49.5%
Consumer & Other 19.2%
PLUMAS BANCORP
C&I 15.9%
Agricultural & Farm 10.3%
C&D 3.5%

Total Loans: $710,697
Yield on Loans: 5.43%

+



1-4 Family 3.2%
Consumer & Other 3.5%
CRE & Multifamily 23.9%
C&D 4.3%
BANK OF FEATHER RIVER
C&I 22.9%
Agricultural & Farm 42.3%

Total Loans: $155,284
Yield on Loans: 5.34%

=



1-4 Family 1.8%
CRE & Multifamily 44.9%
Consumer & Other 16.4%
PLUMAS BANCORP
C&I 17.2%
Agricultural & Farm 16.0%
C&D 3.7%

Total Loans: $865,981
Yield on Loans: 5.41%

Source: S&P Global Market Intelligence. Bank call report data as of December 31, 2020
Note: Pro forma composition excludes purchase accounting adjustments; Dollars shown in thousands; Loan yields shown as of the quarter ended December 31, 2020

PLUMAS BANCORP

Pro Forma Deposit Composition



Jumbo CDs
2.0%
Retail CDs
2.2%
Non-interest
Bearing
53.1%
PLUMAS
BANCORP
IB, MMDA &
Savings
42.8%
Non-interest
Bearing
32.8%
Jumbo CDs
18.5%
BANK OF
FEATHER RIVER
IB, MMDA &
Savings
46.4%
Retail CDs
2.3%
Jumbo CDs
4.2%
Retail CDs
2.2%
Non-interest
Bearing
50.3%
PLUMAS
BANCORP
IB, MMDA &
Savings
43.3%

Total Deposits: $974,388 Cost of Deposits: 0.07%	Total Deposits: $154,588 Cost of Deposits: 0.28%	Total Deposits: $1,128,976 Cost of Deposits: 0.10%

Source: S&P Global Market Intelligence. Bank call report data as of December 31, 2020
Note: Pro forma composition excludes purchase accounting adjustments; Dollars shown in thousands; Cost of deposits shown as of the quarter ended December 31, 2020



Summary

- Compelling strategic transaction
- Strong cultural fit
- Low risk transaction
- Enhanced scale and growth opportunities
- Attractive pro forma loan and deposit mix
- Favorable financial metrics

PLUMAS BANCORP



Recent Plumas Bancorp and Plumas Bank Performance Based Awards

PLUMAS BANCORP

- ❖ Bankers Cup – Recognizing the top 10% of Community Banks
  2nd Best Performing Community Bank in the Nation 2018-2019
  5th Best Performing Community Bank in the Nation 2017
  (publicly traded with assets between $500 million and $10 billion)
  By Raymond James & Associates

- ❖ Sm-All Stars List of Top 30 Banks & Thrifts 2018-2020
  (publicly traded on a major exchange with market cap below $2.5 billion)
  By Sandler O'Neill + Partners

- ❖ Top 100 Community Banks 2019
  Top 2% of all Community Banks 2018
  (with assets under $3 billion)
  By S&P Global Market Intelligence

- ❖ CB Top 10 – Recognizing the top 10% of Community Banks 2015-2020
  (community banks with assets between $500 million and $5 billion)
  By CB Resources, Inc.

- ❖ 'Super Premier' Performing Bank 2015-2019
  By The Findley Reports

- ❖ Bison Select Financial Institution 2019-2020
  (publicly traded banks without formal sell-side coverage)
  By D.A. Davidson